Exhibit 10.37
QUANTENNA COMMUNICATIONS, INC.
CONSULTING AGREEMENT
This Consulting Agreement (the “Consulting Agreement”) is made and entered into as of December 31, 2017 (the “Effective Date”) by and between QUANTENNA COMMUNICATIONS, INC. (the “Company”), and LIONEL BONNOT, an individual (“Consultant”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

WHEREAS, the Company desires to retain Consultant as an independent contractor to perform consulting services for the Company, and Consultant is willing to perform such services, on the terms described below.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows:
1.Services and Compensation
Consultant shall perform the services described in Exhibit B-1 (the “Services”) for the Company (or its designee), and the Company agrees to pay Consultant the compensation described in Exhibit B-1 for Consultant’s performance of the Services.
2.    Confidentiality
A.    Definition of Confidential Information. “Confidential Information” means any information (including any and all combinations of individual items of information) that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of this Consulting Agreement), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Consultant can establish (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then-contemporaneous written records; provided that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception.

B.    Nonuse and Nondisclosure. During and after the term of this Consulting Agreement, Consultant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) subject to Consultant’s right to engage in Protected Activity (as defined below), disclose the Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Consultant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Consultant shall provide prior written notice to Company and seek a protective order or such similar confidential protection as may be available under applicable law. Consultant agrees that no ownership of Confidential Information is conveyed to the Consultant. Without limiting the foregoing, Consultant shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Consulting Agreement for any third party. Consultant agrees that Consultant’s obligations under this Section 2.B shall continue after the termination of this Consulting Agreement.
C.    Other Client Confidential Information. Consultant agrees that Consultant will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former or current employer of Consultant or other person or entity with which Consultant has an obligation to keep in confidence. Consultant also agrees that Consultant will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.
D.    Third Party Confidential Information. Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that at all times during the term of this Consulting Agreement and thereafter, Consultant owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.
3.    Ownership
A.    Assignment of Inventions. Consultant agrees that all right, title, and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Consulting Agreement and arising out of, or in connection with, performing the Services under this Consulting Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Consultant also agrees to promptly make full written disclosure to the

Company of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to the Inventions.
B.    Pre-Existing Materials. Subject to Section 3.A, Consultant will provide the Company with prior written notice if, in the course of performing the Services, Consultant incorporates into any Invention or utilizes in the performance of the Services any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by Consultant or in which Consultant has an interest, prior to, or separate from, performing the Services under this Consulting Agreement (“Prior Inventions”), and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Consultant will not incorporate any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by any third party into any Invention without Company’s prior written permission.
C.    Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.
D.    Maintenance of Records. Consultant agrees to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by Consultant (solely or jointly with others) during the term of this Consulting Agreement, and for a period of three (3) years thereafter. The records will be in the form of notes, sketches, drawings, electronic files, reports, or any other format that is customary in the industry and/or otherwise specified by the Company. Such records are and remain the sole property of the Company at all times and upon Company’s request, Consultant shall deliver (or cause to be delivered) the same.
E.    Further Assurances. Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title, and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions. Consultant further agrees that Consultant’s obligations under this Section 3.E shall continue after the termination of this Consulting Agreement.

F.    Attorney-in-Fact. Consultant agrees that, if the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 3.A, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney shall be deemed coupled with an interest, and shall be irrevocable.
4.    Conflicting Obligations
A.Consultant represents and warrants that Consultant has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Consulting Agreement, Consultant’s obligations to the Company under this Consulting Agreement, and/or Consultant’s ability to perform the Services. Consultant will not enter into any such conflicting agreement during the term of this Consulting Agreement. For the avoidance of doubt, this Consulting Agreement shall not prevent Consultant from accepting other consulting or employment positions during or after the term of this Consulting Agreement, provided that Consultant complies with the terms and conditions of this Consulting Agreement.
B.From the Effective Date until six (6) months after the Effective Date, to the fullest extent permitted under applicable law, Consultant agrees not to directly or indirectly, whether as an officer, director, stockholder, partner, associate, consultant, or other capacity engage in, prepare to engage in, become financially interested in, or be employed by Broadcom, Celeno, Intel, Marvell, Mediatek or Qualcomm, or any subsidiaries or successors thereof; provided, however, that if such third party has any divisions or business units that are not directly or indirectly related to Wi-Fi, then such restriction shall not apply to such unrelated divisions or business units. Notwithstanding the foregoing, Consultant may own, as a passive investor, securities of such businesses so long as Consultant’s direct holdings in any one such corporate entity is no more than 1% of the voting stock of such corporation. Consultant’s violation of this Section 4.B will be considered a material breach under Section 6.B.
5.    Return of Company Materials
Upon the termination of this Consulting Agreement, or upon Company’s earlier request, Consultant will immediately deliver to the Company, and will not keep in Consultant’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 3.D and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control.

6.    Term and Termination
A.    Term. The term of this Consulting Agreement will begin on the Effective Date of this Consulting Agreement and will continue until the earlier of (i) the six (6) month anniversary of the Effective Date, or (ii) termination as provided in Section 6.B.
B.    Termination. The Company or Consultant may terminate this Consulting Agreement upon giving Consultant or the Company, respectively, fourteen (14) days prior written notice of such termination pursuant to Section 12.G of this Consulting Agreement. The Company may terminate this Consulting Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Consulting Agreement or the Transition Agreement and Release.
C.    Survival. Upon any termination, all rights and duties of the Company and Consultant toward each other shall cease except Section 2 (Confidentiality), Section 3 (Ownership), Section 4 (Conflicting Obligations), Section 5 (Return of Company Materials), Section 6 (Term and Termination), Section 7 (Independent Contractor; Benefits), Section 9 (Nonsolicitation; Non-Interference), Section 10 (Limitation of Liability), Section 11 (Arbitration and Equitable Relief), and Section 12 (Miscellaneous) and the compensation and supplemental release obligations described in Exhibit B-1, will survive termination or expiration of this Consulting Agreement in accordance with their terms. In the event that Consultant terminates this Consulting Agreement or the Company terminates the Consulting Agreement for breach, Consultant shall not be entitled to any further compensation, benefits, vesting, acceleration of vesting or other rights hereunder.
7.    Independent Contractor; Benefits
A.    Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company. Nothing in this Consulting Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Consulting Agreement and shall incur all expenses associated with performance. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Consulting Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.
B.    Benefits. Except as set forth in Section 3.c. of Exhibit B-1 hereto, the Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

8.    [RESERVED]
9.    Nonsolicitation; Non-Interference; Code of Conduct
A.    To the fullest extent permitted under applicable law, from the date of this Consulting Agreement until twelve (12) months after the termination of this Consulting Agreement for any reason (the “Restricted Period”), Consultant will not, without the Company’s prior written consent, directly or indirectly, solicit any of the Company’s employees to leave their employment, or attempt to solicit employees of the Company, either for Consultant or for any other person or entity. Consultant agrees that nothing in this Section 9 shall affect Consultant’s continuing obligations under this Consulting Agreement during and after this twelve (12) month period, including, without limitation, Consultant’s obligations under Section 2.
B.    Consultant further agrees that Consultant shall not interfere with the Company’s business relationships, and in particular shall refrain from any tortious interference, influence, encouragement or inducement, or any such attempt, of any of the Company’s customers, end customers, partners, distributors, agents, vendors, suppliers, manufacturers, industry associations or other third parties associated with the Company to cease, limit, reduce, forego or not commence a business relationship with the Company.
C.    Consultant shall comply in all respects with the Company’s Code of Business Conduct and Ethics and other Company policies during the term of this Consulting Agreement.
10.    Limitation of Liability
IN NO EVENT SHALL COMPANY BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS CONSULTING AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS CONSULTING AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.
11.    Arbitration and Equitable Relief
A.    Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND CONSULTANT’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONSULTANT BY COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR,

SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS CONSULTING AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT AND PURSUANT TO THE ARBITRATION PROVISIONS SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 1280 THROUGH 1294.2 (THE “CCP ACT”) AND PURSUANT TO CALIFORNIA LAW. CONSULTANT MAY BRING A PROCEEDING AS A PRIVATE ATTORNEY GENERAL AS PERMITTED BY LAW. THE FEDERAL ARBITRATION ACT GOVERNS THIS CONSULTING AGREEMENT AND SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE CCP ACT AND CALIFORNIA LAW. CONSULTANT AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER THE CALIFORNIA LABOR CODE, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLASSIFICATION, AND RELATIONSHIP WITH THE COMPANY, AND CLAIMS OF BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. CONSULTANT ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS CONSULTING AGREEMENT TO ARBITRATE, BUT NOT TO DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS CONSULTING AGREEMENT TO ARBITRATE OR ANY PORTION HEREOF OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONSULTANT AGREES TO ARBITRATE, CONSULTANT HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. CONSULTANT FURTHER UNDERSTANDS THAT THIS CONSULTING AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONSULTANT.
B.    Procedure. CONSULTANT AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”) PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. CONSULTANT AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONSULTANT’S CLASSIFICATION TO THAT OF AN EMPLOYEE. TO THE CONTRARY, CONSULTANT REAFFIRMS THAT CONSULTANT IS AN INDEPENDENT CONTRACTOR. CONSULTANT AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS SET FORTH UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY

REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY WHERE PROVIDED BY APPLICABLE LAW. CONSULTANT AGREES THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE AND THE CALIFORNIA EVIDENCE CODE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. CONSULTANT FURTHER AGREES THAT ANY ARBITRATION UNDER THIS CONSULTING AGREEMENT SHALL BE CONDUCTED IN SANTA CLARA COUNTY, CALIFORNIA.
C.    Remedy. EXCEPT AS PROVIDED BY THE CCP ACT AND THIS CONSULTING AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE, AND FINAL REMEDY FOR ANY DISPUTE BETWEEN CONSULTANT AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE CCP ACT AND THIS CONSULTING AGREEMENT, NEITHER CONSULTANT NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.
D.    Availability of Injunctive Relief. IN ACCORDANCE WITH RULE 1281.8 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, THE PARTIES AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF ANY AGREEMENT REGARDING INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION OR NONINTERFERENCE. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS’ FEES.
E.    Administrative Relief. CONSULTANT UNDERSTANDS THAT EXCEPT AS PERMITTED BY LAW THIS CONSULTING AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING CERTAIN ADMINISTRATIVE CLAIMS WITH LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODIES OR GOVERNMENT AGENCIES SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, OR THE WORKERS’ COMPENSATION BOARD. THIS CONSULTING AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM BRINGING ANY ALLEGED WAGE CLAIMS WITH THE DEPARTMENT OF LABOR STANDARDS ENFORCEMENT. LIKEWISE, THIS CONSULTING AGREEMENT DOES PRECLUDE CONSULTANT FROM PURSUING COURT ACTION REGARDING ANY ADMINISTRATIVE CLAIMS, EXCEPT AS PERMITTED BY LAW.
F.    Voluntary Nature of Agreement. CONSULTANT ACKNOWLEDGES AND AGREES THAT CONSULTANT IS EXECUTING THIS CONSULTING AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE

COMPANY OR ANYONE ELSE. CONSULTANT FURTHER ACKNOWLEDGES AND AGREES THAT CONSULTANT HAS CAREFULLY READ THIS CONSULTING AGREEMENT AND THAT CONSULTANT HAS ASKED ANY QUESTIONS NEEDED FOR CONSULTANT TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS CONSULTING AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT CONSULTANT IS WAIVING CONSULTANT’S RIGHT TO A JURY TRIAL. FINALLY, CONSULTANT AGREES THAT CONSULTANT HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF CONSULTANT’S CHOICE BEFORE SIGNING THIS CONSULTING AGREEMENT.
12.    Miscellaneous
A.    Governing Law; Consent to Personal Jurisdiction. This Consulting Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Consulting Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California.
B.    Assignability. This Consulting Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Consulting Agreement, except as expressly stated. Except as may otherwise be provided in this Consulting Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Consulting Agreement. Notwithstanding anything to the contrary herein, Company may assign this Consulting Agreement and its rights and obligations under this Consulting Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.
C.    Entire Agreement. This Consulting Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties. Consultant represents and warrants that Consultant is not relying on any statement or representation not contained in this Consulting Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Consulting Agreement, the terms of this Consulting Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.
D.    Headings. Headings are used in this Consulting Agreement for reference only and shall not be considered when interpreting this Consulting Agreement.
E.    Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Consulting Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Consulting Agreement will continue in full force and effect.

F.    Modification, Waiver. No modification of or amendment to this Consulting Agreement, nor any waiver of any rights under this Consulting Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Consulting Agreement will not operate as a waiver of any other or subsequent breach.
G.    Notices. Any notice or other communication required or permitted by this Consulting Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) if sent by email from and to established email accounts with confirmation, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 12.G.
(1)If to the Company, to:
Chief Executive Officer
1704 Automation Parkway, San Jose, CA 95131
With a copy to:
General Counsel
1704 Automation Parkway, San Jose, CA 95131
(2)    If to Consultant, to the address for notice on the signature page to this Consulting Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.
H.    Signatures. This Consulting Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.
I.    Protected Activity Not Prohibited. Consultant understands that nothing in this Consulting Agreement shall in any way limit or prohibit Consultant from engaging in any Protected Activity. For purposes of this Consulting Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”). Consultant understands that in connection with such Protected Activity, Consultant is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Consultant agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information to any parties other than the Government Agencies. Consultant further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

CONSULTANT		QUANTENNA COMMUNICATIONS, INC.

Signature:	/s/ Lionel Bonnot	Signature:	/s/ Sam Hedari
Name:	Lionel Bonnot	Name:	Sam Hedari
		Title:	CEO

Address for Notice:

EXHIBIT B-1
SERVICES AND COMPENSATION

Unless otherwise defined herein, the terms defined in the Consulting Agreement and the Transition Agreement and Release by and between the Parties (the “Transition Agreement”) shall have the same defined meanings in this Exhibit B-1.
1.Contact. Consultant’s principal Company contact:
Name: Sam Heidari
Title: CEO
Email:
Phone:
2.    Services. The Services will include, but will not be limited to, the following:

a.    Monthly marketing report regarding industry marketing trends (or other areas to be mutually agreed upon by the Parties from time to time);

b.    Customer and executive support for the Company’s customers, including without limitation, Bouygues, Free, Orange and Sagemcom, from time to time as specifically requested by the Company’s Chief Executive Officer (or as otherwise delegated by the Company’s Chief Executive Officer);

c.    Reasonable availability for teleconferences from time to time for transition matters and other consulting advice; and

d.    Other ad hoc consulting services to be mutually agreed upon from time to time.
3.    Compensation.

a.Contingent on Consultant’s execution and non-revocation of the Supplemental Release, and subject to: (i) Consultant having rendered the Consulting Services in good faith for the full Consulting Term (or, if applicable, until a Qualified Termination as defined in subsection 3.c. below), and (ii) Consultant abiding by the terms of the Agreement, the Consulting Agreement, and the Confidentiality Agreement, as set forth in the Supplemental Release, the Company agrees that upon the Effective Date of the Supplemental Release, Consultant shall be entitled to the vesting of 100% of the shares subject to the RSU equity awards outstanding as of immediately prior to the expiration of the Consulting Term (the “Acceleration Shares”) upon the effective date of the Supplemental Release (provided, however, that in no event shall the number of RSU shares subject to acceleration exceed 100% of the outstanding portion of the RSU award becoming vested and exercisable).

b.A “Qualified Termination” means that the Company has a Change of Control (as defined below) and this Consulting Agreement is terminated without Cause (as defined below) prior to its expiration by the successor corporation. A “Change of Control” means a change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection (i), the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change of Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or the ultimate parent entity of the Company, such event shall not be considered a Change of Control under this subsection. Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. “Cause” means the Consultant’s (1) failure to render the Consulting Services in good faith during the Consulting Term, or (2) failure to abide by the terms of the Agreement, the Consulting Agreement, and the Confidentiality Agreement, including without limitation, compliance with the Company’s Code of Business Conduct and Ethics and other Company policies or unauthorized use or disclosure of any proprietary information of the Company or any other party to whom the Company owes an obligation of nondisclosure, (3) act of material dishonesty in connection with Consultant’s responsibilities to, or on behalf of, the Company, or (4) violation of any federal, state, country, securities law or regulation in a manner detrimental to the business of the Company either during the term of the Consulting Agreement or prior employment with the Company.

c.If Consultant elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA for Consultant and Consultant’s eligible dependents, the Company will reimburse Consultant for the premiums necessary to continue the Company’s health insurance benefits under COBRA for Consultant and Consultant’s eligible dependents from April 1, 2018 until the earliest of (A) the expiration of the Consulting Term, or (B) the date upon which Consultant and Consultant’s eligible dependents, as applicable, ceases to be eligible for coverage under COBRA.

d.All payments provided for under the Agreement (including this Exhibit A-1) are intended to be exempt from or otherwise comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”), so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or so comply. Each payment and benefit payable under the Agreement (including this Exhibit A-1) is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. In no event will the Company reimburse Consultant for any taxes that may be imposed on Consultant as a result of Section 409A.
This Exhibit B-1 is accepted and agreed upon as of December 31, 2017.

CONSULTANT		QUANTENNA COMMUNICATIONS, INC.

Signature:	/s/ Lionel Bonnot	Signature:	/s/ Sam Hedari
Name:	Lionel Bonnot	Name:	Sam Hedari
		Title:	CEO

EXHIBIT C
(Supplemental Release)

1.    Compliance and General Release. In consideration of the mutual promises, and consideration provided in the Transition Agreement and Release, effective as of __________________, 20___ (the “Agreement”) and the Consulting Agreement dated as of December 31, 2017, Lionel Bonnot (“Consultant”) hereby verifies and confirms Consultant’s renewed agreement to the terms of the Agreement and the Consulting Agreement, including but not limited to each of the representations contained therein and continued compliance therewith, the release and waiver of any and all claims relating to the services provided to the Company, and further extends such release and waiver to any claims that may have arisen since the effective date of the Agreement and during the Consulting Period as defined therein, including but not limited to claims under any local ordinance or country or state or federal employment law, including laws prohibiting discrimination in employment on the basis of race, sex, age, disability, national origin, or religion, as well as any claims for misclassification, wrongful discharge, breach of contract, attorneys’ fees, costs, or any claims of amounts due for fees, commissions, expenses, salary, bonuses, profit sharing or fringe benefits (the “Supplemental Release”). Any capitalized terms used but not defined herein have the meanings assigned to them in the Agreement or Consulting Agreement, as applicable.
2.    Supplemental Release Consideration (RSU Acceleration). Contingent on Consultant’s execution and non-revocation of this Supplemental Release, and subject to: (i) Consultant having rendered the Consulting Services in good faith for the full Consulting Term (or, if applicable, until a Qualified Termination as defined in the Consulting Agreement), and (ii) Consultant abiding by the terms of the Agreement, the Consulting Agreement, and the Confidentiality Agreement, the Company agrees that upon the Effective Date of the Supplemental Release, Consultant shall be entitled to the vesting of 100% of the shares subject to the RSU equity awards outstanding as of immediately prior to the expiration of the Consulting Term (the “Acceleration Shares”) upon the effective date of the Supplemental Release (provided, however, that in no event shall the number of RSU shares subject to acceleration exceed 100% of the outstanding portion of the RSU award becoming vested and exercisable).. (For the avoidance of doubt, such Acceleration Shares shall not be forfeited immediately upon the expiration of the Consulting Term so as to be available for potential acceleration of vesting pursuant to the prior sentence; if the Supplemental Release does not become effective within the time frame required therein, the Acceleration Shares shall thereafter immediately be forfeited for no consideration.) Consultant acknowledges that without continued compliance with the Agreement, the Consulting Agreement and execution and non-revocation of the Supplemental Release, Consultant is otherwise not entitled to the consideration listed in this Section 2. In all cases, except as may be required by Section 19 of the Agreement (Taxes; Section 409A), any Accelerated Shares due to Consultant will be made available to Consultant within sixty (60) days following the end of the Consulting Term.
3.    Return of Company Property. Consultant’s signature below constitutes Consultant’s certification under penalty of perjury that Consultant has returned all documents and other items provided to Consultant by the Company, developed or obtained by Consultant in connection with Consultant’s service relationship with the Company, or otherwise belonging to the Company.
4.    Payment of All Compensation and Fees. Consultant acknowledges and represents that, other than the consideration set forth in this Supplemental Release, the Company has paid or provided

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all payments, fees, severance, reimbursable expenses, stock, stock options, vesting, and any and all other compensation due to Consultant.
5.    ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THE AGREEMENT, THE CONFIDENTIALITY AGREEMENT, OR THIS SUPPLEMENTAL RELEASE, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, BEFORE JUDICIAL ARBITRATION & MEDIATION SERVICES (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). CONSULTANT AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONSULTANT’S CLASSIFICATION TO THAT OF AN EMPLOYEE. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.
6.    Entire Agreement. The Agreement and this Supplemental Release represent the entire agreement and understanding between the Company and Consultant concerning the subject matter of this Agreement and Consultant’s relationship with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Supplemental Release and Consultant’s relationship with the Company, with the exception of the Confidentiality Agreement and the Stock Agreements, except as amended by the Agreement. For purposes of clarity, the arbitration provision of this Supplemental Release (as set forth herein) supersedes and replaces the arbitration provisions in the Agreement and the Confidentiality Agreement.

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7.    Expiration of Supplemental Release. Consultant understands that this Supplemental Release shall be null and void if not executed by Consultant within twenty one (21) days following the end of the Consulting Term. Each Party has seven (7) days after that Party signs this Supplemental Release to revoke it. This Supplemental Release will become effective on the eighth (8th) day after Consultant signed this Supplemental Release, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).
8.    Voluntary Execution of Agreement. Consultant understands and agrees that Consultant executed this Supplemental Release voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Consultant’s claims against the Company and any of the other Releasees (as defined in the Agreement). Consultant further acknowledges that: (a) Consultant has read this Supplemental Release; (b) Consultant has been represented in the preparation, negotiation, and execution of this Supplemental Release by legal counsel of Consultant’s own choice or has elected not to retain legal counsel; (c) Consultant understands the terms and consequences of this Supplemental Release and of the releases it contains; and (d) Consultant is fully aware of the legal and binding effect of this Supplemental Release.
IN WITNESS WHEREOF, the Parties have executed this Supplemental Release on the respective dates set forth below.

Dated:	, 2018
LIONEL BONNOT

QUANTENNA COMMUNICATIONS, INC.

Dated:	, 2018	Signature:
Print Name:
Title:

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